UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity: 0001003509

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant:

333-113579-02

Central Index Key Number of Depositor/Registrant:

0001283434

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC

(Exact Name of Depositor/Registrant as Specified in its Charter)

Delaware	20-0942395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

115 W Towne Ridge Pkwy, Room 454

Sandy, Utah 84070

(385) 308-6059

(Address, Including Zip Code, and Telephone Number, Including Area Code, of the Registrant’s Principal Executive Office)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Central Index Key Number of Sponsor:

0000949348

AMERICAN EXPRESS NATIONAL BANK

(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 6, 2025, American Express Receivables Financing Corporation III LLC (the “Transferor”), American Express National Bank (“AENB”), and American Express Travel Related Services Company, Inc. (“TRS”) entered into an Underwriting Agreement (the “Series 2025-2 Underwriting Agreement”) with RBC Capital Markets, LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters (collectively, the “Representatives”), with respect to the issuance and sale of Class A 4.28% Asset Backed Certificates, Series 2025-2 (the “Series 2025-2 Class A Certificates”), expected to be issued by the American Express Credit Account Master Trust (the “Trust”) on or about May 13, 2025 (the “Closing Date”). The Series 2025-2 Underwriting Agreement is attached hereto as Exhibit 1.1.

On May 6, 2025, the Transferor, AENB, and TRS entered into an Underwriting Agreement (the “Series 2025-3 Underwriting Agreement”) with the Representatives with respect to the issuance and sale of Class A 4.51% Asset Backed Certificates, Series 2025-3 (the “Series 2025-3 Class A Certificates” and, together with the Series 2025-2 Class A Certificates, the “Class A Certificates”), expected to be issued by the Trust on the Closing Date. The Series 2025-3 Underwriting Agreement is attached hereto as Exhibit 1.2.

The Trust is also expected to issue Class B 4.59% Asset Backed Certificates, Series 2025-2 (the “Series 2025-2 Class B Certificates”) and Class B 4.83% Asset Backed Certificates, Series 2025-3 (the “Series 2025-3 Class B Certificates” and, together with the Series 2025-2 Class B Certificates and the Class A Certificates, the “Certificates”) on the Closing Date, which will be purchased directly by the Transferor or an affiliate of the Transferor.

On the Closing Date, the Trust will supplement its Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, as amended from time to time (the “Pooling and Servicing Agreement”), with its Series 2025-2 Supplement, to be dated as of the Closing Date (the “Series 2025-2 Supplement”), and its Series 2025-3 Supplement, to be dated as of the Closing Date (the “Series 2025-3 Supplement”). Unexecuted copies of the Series 2025-2 Supplement and the Series 2025-3 Supplement are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively.

In connection with the offering of the Class A Certificates, the chief executive officer of the Transferor has made the certifications required by Paragraph I.B.1(a) of Form SF-3, attached hereto as Exhibit 36.1 (with respect to Series 2025-2) and Exhibit 36.2 (with respect to Series 2025-3). The certifications are being filed as exhibits to this Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the Class A Certificates and certain federal tax matters, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are attached hereto as Exhibits 5.1, 8.1, 23.1 and 23.2 (with respect to Series 2025-2) and Exhibits 5.2, 8.2, 23.3 and 23.4 (with respect to Series 2025-3).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

1.1	The Series 2025-2 Underwriting Agreement, dated May 6, 2025, among the Transferor, AENB, TRS and the Representatives.

1.2	The Series 2025-3 Underwriting Agreement, dated May 6, 2025, among the Transferor, AENB, TRS and the Representatives.

4.1	Unexecuted copy of Series 2025-2 Supplement to be dated as of May 13, 2025, supplementing the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, as amended from time to time (attached as Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2018).

4.2	Unexecuted copy of Series 2025-3 Supplement to be dated as of May 13, 2025, supplementing the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, as amended from time to time (attached as Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2018).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality (with respect to Series 2025-2).

5.2	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality (with respect to Series 2025-3).

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters (with respect to Series 2025-2).

8.2	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters (with respect to Series 2025-3).

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

23.3	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.2).

23.4	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.2).

36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities (with respect to Series 2025-2).

36.2	Depositor Certification for Shelf Offerings of Asset-Backed Securities (with respect to Series 2025-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC, as Depositor of the Trust

By:	/s/ Christa Marvelli
Name:	Christa Marvelli
Title:	President

Date: May 7, 2025